Net Income Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
NET INCOME PER SHARE
19.	NET INCOME PER SHARE

Basic net income per share is the amount of net income available to each share of ordinary shares outstanding during the reporting period. Diluted net income per share is the amount of net income available to each share of ordinary shares outstanding during the reporting period adjusted to include the effect of potentially dilutive ordinary shares.

For the year ended December 31, 2018, the Group has determined that its convertible redeemable Pre-IPO Class B Ordinary Shares, convertible redeemable Series A Preferred Shares and unvested Class A ordinary shares are participating securities as they participate in undistributed earnings on an as-if-converted basis. The holders of the Pre-IPO Class B Ordinary Shares, Series A Preferred Shares and unvested Class A ordinary shares are entitled to receive dividends on a pro rata basis, as if their shares had been converted into ordinary shares. Accordingly, the Group uses the two-class method of computing net income per share, for ordinary shares and preferred shares according to the participation rights in undistributed earnings.

	Year ended December 31,
	2018	2019	2020
	RMB	RMB	RMB
Numerator:
Numerator for basic calculation - Net income attributable to ordinary shareholders of the Company	50,544	292,170	173,324

Denominator:
Denominator for basic calculation - weighted average ordinary shares outstanding	71,771,033	208,156,507	208,812,049
Dilutive effect of share options	7,819,747	7,699,070	6,811,724
Denominator for diluted calculation	79,590,780	215,855,577	215,623,773

Basic net income per ordinary share	0.70	1.40	0.83
Diluted net income per ordinary share	0.64	1.35	0.80